UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Large Cap Equity Fund

BNY Mellon Large Cap Growth Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

SEMIANNUAL REPORT June 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Large Cap Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Large Cap Equity Fund (formerly, Dreyfus Large Cap Equity Fund), covering the six-month period from January 1, 2019 through June 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced a rally during the first several months of 2019, which was a welcome reprieve after the volatility observed in the fourth quarter of 2018. The recovery was stoked by comments made by the U.S. Federal Reserve (the “Fed”), indicating its willingness to slow the pace of interest-rate increases. Supportive central bank policy, a robust labor market, strong corporate fundamentals, and optimism regarding a possible resolution of the U.S.-China trade dispute buoyed the markets for much of the reporting period. However, in May, escalating trade tensions once again disrupted equity market progress, causing stock prices to pull back. The dip was short-lived, as markets rose once again in June. To end the period, the S&P 500 Index posted its best return for the first half of the year since 1997.

Fixed-income markets also benefited during the six months. Supportive policies from the Fed, as well as other global central banks, coupled with falling rates throughout the first half of the year, led to strong bond market returns. During its May meeting, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through June 30, 2019, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2019, BNY Mellon Large Cap Equity Fund’s (formerly, Dreyfus Large Cap Equity Fund) Class A shares achieved a total return of 18.42%, Class C shares returned 18.05%, Class I shares returned 18.63%, and Class Y shares returned 18.69%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 18.53% for the same period.2

Large-cap stocks posted strong gains over the reporting period, in an environment of moderate growth and supportive central bank policies. The fund’s Class I and Class Y shares outperformed the Index due to security selection successes in the communication services, consumer staples, energy, industrials, and real estate sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging-market countries.

The fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political, and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

Markets Pivot on Central Bank Statements and Trade Policy

Equities rallied throughout much of the reporting period, recovering from the lows reached at the end of 2018. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as did the European Central Bank’s (ECB) announcement that it would provide additional stimulus to support the eurozone economy. China also revealed plans to stoke its slowing economic growth rate. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. A strong first-quarter corporate reporting season also worked to stoke investor risk appetites.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However, a challenging period soon ensued during the month of May. Renewed trade disputes between the U.S. and China caused equity markets to pull back. Investors became concerned about the negative effects decreased trade may have on economic growth. During its meeting in early May, the Fed reiterated its patient stance regarding future interest-rate hikes and its willingness to take action to support economic growth rates. The ECB also indicated its intention to continue with further monetary easing. In the United Kingdom, continued political turmoil surrounding Brexit, and the resignation of Prime Minister Theresa May, was broadly shrugged off by investors, as markets reversed course in June and rallied through the end of the period.

According to the S&P family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Bolster Fund Performance

The fund’s performance versus the Index was helped during the period by a position in communication services company Facebook. The stock rose during the period on improving fundamentals, including increased earnings and more favorable operating leverage. In the consumer staples sector, the fund’s position in Mondelez International was rewarded, as the company benefited from lower commodity costs and product price increases that improved its profitability. Constellation Brands and Monster Beverage were also among the top individual contributors. Both companies were hurt disproportionately during the market volatility at the end of 2018 and enjoyed an equally strong rebound during the first half of 2019. Within the energy sector, a position in Anadarko Petroleum benefited returns. The stock rallied on news of its purchase by Occidental Petroleum. In the industrials sector, industrial conglomerate Honeywell International added to performance, as increases to its aerospace and defense product order book helped boost the stock price. A position in Ingersoll-Rand also helped returns, as the stock price rose on restructuring efforts which spun off a non-core line of business. A lack of exposure to 3M was also beneficial. In the real estate sector, positions in Equinix and American Tower also bolstered results.

Conversely, selections in the information technology sector detracted from results. Reduced exposure to strong performer Apple hurt relative returns. A position in Nutanix also detracted, as the stock struggled during the period due to issues with the company’s sales pipeline. In addition, exposure to Micron Technology and Western Digital also weighed on results. Both companies’ stocks have been under pressure due to declining prices for memory chips and U.S.-China trade issues. In addition, U.S. restrictions on selling components to Chinese company Huawei have had an adverse effect on the revenue of these organizations.

Constructively Positioned for Slow Growth

We are currently positioned for moderating growth within the U.S. economy, although we believe a recession is still more than 18 months away. We continue to favor growth names and have identified an ample number of investments meeting our criteria in high-growth areas of the market, such as information technology. We are also seeking stable growth companies in sectors such as consumer staples. It is our belief that commodity prices will remain range-bound for the foreseeable future, and we do not expect a definitive resolution

4

to the U.S.-China trade dispute in the near term. We do expect that the Fed will maintain its accommodative policies, and that this will continue to support equity markets.

July 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The return figure provided for Class C reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement through May 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s Class C return would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from January 1, 2019 to June 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.90	$10.27	$4.23	$4.07
Ending value (after expenses)	$1,184.20	$1,180.50	$1,186.30	$1,186.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.46	$9.49	$3.91	$3.76
Ending value (after expenses)	$1,019.39	$1,015.37	$1,020.93	$1,021.08

† Expenses are equal to the fund’s annualized expense ratio of 1.09% for Class A, 1.90% for Class C, .78% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

June 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.7%
Banks - 5.6%
Bank of America	428,580		12,428,820
Comerica	60,026		4,360,289
JPMorgan Chase & Co.	117,472		13,133,370
SVB Financial Group	29,433	[a]	6,610,357
			36,532,836
Capital Goods - 8.7%
Deere & Co.	50,183		8,315,825
Eaton	70,200		5,846,256
General Electric	304,060		3,192,630
Honeywell International	62,151		10,850,943
Illinois Tool Works	55,261		8,333,911
Ingersoll-Rand	106,786		13,526,583
The Boeing	16,453		5,989,057
			56,055,205
Consumer Durables & Apparel - 1.7%
NIKE, Cl. B	132,774		11,146,377
Consumer Services - 2.6%
MGM Resorts International	246,350		7,038,219
Yum! Brands	91,417		10,117,119
			17,155,338
Diversified Financials - 5.7%
CME Group	45,174		8,768,725
S&P Global	32,314		7,360,806
Synchrony Financial	222,450		7,712,341
The Charles Schwab	148,590		5,971,832
Voya Financial	131,710		7,283,563
			37,097,267
Energy - 5.1%
Chevron	119,434		14,862,367
Exxon Mobil	112,328		8,607,695
Pioneer Natural Resources	32,675		5,027,376
Valero Energy	53,247		4,558,476
			33,055,914
Food & Staples Retailing - 1.2%
Costco Wholesale	29,994		7,926,214
Food, Beverage & Tobacco - 4.8%
Constellation Brands, Cl. A	29,075		5,726,030
Mondelez International, Cl. A	227,418		12,257,830
Monster Beverage	50,937	[a]	3,251,309
Philip Morris International	124,761		9,797,481
			31,032,650

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Health Care Equipment & Services - 5.6%
Abbott Laboratories	93,008		7,821,973
Align Technology	13,796	[a]	3,775,965
Boston Scientific	161,844	[a]	6,956,055
CVS Health	116,574		6,352,117
Medtronic	47,371		4,613,462
UnitedHealth Group	27,934		6,816,175
			36,335,747
Household & Personal Products - 1.2%
The Procter & Gamble	73,801		8,092,280
Insurance - .9%
American International Group	107,050		5,703,624
Materials - 2.1%
Celanese	71,568		7,715,030
Dow	59,614		2,939,566
DuPont de Nemours	42,056		3,157,144
			13,811,740
Media & Entertainment - 10.0%
Alphabet, Cl. A	14,717	[a]	15,935,568
Comcast, Cl. A	294,233		12,440,171
Facebook, Cl. A	101,381	[a]	19,566,533
Netflix	15,335	[a]	5,632,852
The Walt Disney	81,464		11,375,633
			64,950,757
Pharmaceuticals Biotechnology & Life Sciences - 7.9%
Allergan	22,173		3,712,425
Bristol-Myers Squibb	66,350		3,008,973
Exact Sciences	42,727	[a,b]	5,043,495
Illumina	12,006	[a]	4,420,009
Johnson & Johnson	53,018		7,384,347
Merck & Co.	107,771		9,036,598
Pfizer	143,258		6,205,937
Thermo Fisher Scientific	25,968		7,626,282
Vertex Pharmaceuticals	26,308	[a]	4,824,361
			51,262,427
Real Estate - 2.9%
American Tower	56,588	[c]	11,569,417
Equinix	13,840	[c]	6,979,374
			18,548,791
Retailing - 5.6%
Amazon.com	11,409	[a]	21,604,425
Dollar Tree	75,816	[a]	8,141,880
Home Depot	31,560		6,563,533
			36,309,838

8

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Semiconductors & Semiconductor Equipment - 4.8%
Advanced Micro Devices	266,983	[a,b]	8,108,274
Marvell Technology Group	330,519		7,889,489
Micron Technology	103,372	[a]	3,989,125
Taiwan Semiconductor Manufacturing, ADR	159,848		6,261,246
Texas Instruments	43,250		4,963,370
			31,211,504
Software & Services - 14.4%
Accenture, Cl. A	36,363		6,718,792
Adobe	25,407	[a]	7,486,173
Atlassian, Cl. A	45,386	[a]	5,938,304
Microsoft	178,933		23,969,865
PayPal Holdings	58,752	[a]	6,724,754
salesforce.com	57,772	[a]	8,765,746
Splunk	60,553	[a]	7,614,540
Square, Cl. A	92,020	[a]	6,674,211
Visa, Cl. A	92,093	[b]	15,982,740
Workday, Cl. A	14,988	[a]	3,081,233
			92,956,358
Technology Hardware & Equipment - 3.6%
Apple	49,075		9,712,924
Arista Networks	22,173	[a]	5,756,554
Cisco Systems	138,066		7,556,352
			23,025,830
Telecommunication Services - 1.0%
T-Mobile US	36,672	[a]	2,718,862
Verizon Communications	62,201		3,553,543
			6,272,405
Transportation - 1.6%
CSX	130,190		10,072,800
Utilities - 2.7%
Exelon	162,170		7,774,430
NextEra Energy	47,442		9,718,968
			17,493,398
Total Common Stocks (cost $456,440,302)			646,049,300

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,080,324)	2.29	1,080,324	[d]	1,080,324
Total Investments (cost $457,520,626)		99.9%		647,129,624
Cash and Receivables (Net)		.1%		431,687
Net Assets		100.0%		647,561,311

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2019, the value of the fund’s securities on loan was $28,015,748 and the value of the collateral held by the fund was $28,349,799, consisting of U.S. Government & Agency securities.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.7
Health Care	13.5
Financials	12.2
Communication Services	11.0
Industrials	10.2
Consumer Discretionary	10.0
Consumer Staples	7.3
Energy	5.1
Real Estate	2.9
Utilities	2.7
Materials	2.1
Investment Companies	.2
99.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/18 ($)	Purchases ($)	Sales ($)	Value 6/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,678,539	44,405,237	52,003,452	1,080,324.2		61,415
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	1,200,302	1,200,302	-	-	-
Total	8,678,539	45,605,539	53,203,754	1,080,324.2		61,415

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $28,015,748)—Note 1(b):
Unaffiliated issuers	456,440,302	646,049,300
Affiliated issuers	1,080,324	1,080,324
Dividends, interest and securities lending income receivable		697,594
Receivable for shares of Common Stock subscribed		373,857
Prepaid expenses		28,950
		648,230,025
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		381,184
Payable for shares of Common Stock redeemed		249,075
Directors fees and expenses payable		1,916
Accrued expenses		36,539
		668,714
Net Assets ($)		647,561,311
Composition of Net Assets ($):
Paid-in capital		452,537,970
Total distributable earnings (loss)		195,023,341
Net Assets ($)		647,561,311

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,579,668	241,607	54,301,960	588,438,076
Shares Outstanding	235,064	12,353	2,615,566	28,370,631
Net Asset Value Per Share ($)	19.48	19.56	20.76	20.74

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $42,821 foreign taxes withheld at source):
Unaffiliated issuers	5,171,220
Affiliated issuers	61,415
Income from securities lending—Note 1(b)	10,796
Total Income	5,243,431
Expenses:
Management fee—Note 3(a)	2,163,693
Professional fees	38,379
Registration fees	38,345
Directors’ fees and expenses—Note 3(d)	29,793
Shareholder servicing costs—Note 3(c)	19,665
Custodian fees—Note 3(c)	8,838
Prospectus and shareholders’ reports	8,022
Loan commitment fees—Note 2	6,189
Distribution fees—Note 3(b)	863
Interest expense—Note 2	130
Miscellaneous	17,566
Total Expenses	2,331,483
Less—reduction in expenses due to undertaking—Note 3(a)	(186)
Net Expenses	2,331,297
Investment Income—Net	2,912,134
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,171,951
Net unrealized appreciation (depreciation) on investments	95,610,649
Net Realized and Unrealized Gain (Loss) on Investments	100,782,600
Net Increase in Net Assets Resulting from Operations	103,694,734

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations ($):
Investment income—net	2,912,134	4,522,010
Net realized gain (loss) on investments	5,171,951	67,323,668
Net unrealized appreciation (depreciation) on investments	95,610,649	(102,282,882)
Net Increase (Decrease) in Net Assets Resulting from Operations	103,694,734	(30,437,204)
Distributions ($):
Distributions to shareholders:
Class A	(72,329)	(539,747)
Class C	(3,660)	(28,070)
Class I	(808,160)	(6,646,739)
Class Y	(9,309,963)	(66,244,898)
Total Distributions	(10,194,112)	(73,459,454)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	489,549	1,459,027
Class C	21,338	26,893
Class I	5,768,907	18,176,853
Class Y	51,539,270	104,491,114
Distributions reinvested:
Class A	58,988	474,190
Class C	2,184	15,796
Class I	706,739	5,778,848
Class Y	4,407,903	31,638,388
Cost of shares redeemed:
Class A	(488,999)	(1,497,772)
Class C	(27,018)	(13,960)
Class I	(9,005,143)	(14,445,913)
Class Y	(49,543,045)	(97,952,972)
Increase (Decrease) in Net Assets from Capital Stock Transactions	3,930,673	48,150,492
Total Increase (Decrease) in Net Assets	97,431,295	(55,746,166)
Net Assets ($):
Beginning of Period	550,130,016	605,876,182
End of Period	647,561,311	550,130,016

14

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital Share Transactions (Shares):
Class A
Shares sold	26,692	70,604
Shares issued for distributions reinvested	3,160	27,233
Shares redeemed	(26,077)	(73,102)
Net Increase (Decrease) in Shares Outstanding	3,775	24,735
Class C
Shares sold	1,108	1,350
Shares issued for distributions reinvested	116	902
Shares redeemed	(1,483)	(652)
Net Increase (Decrease) in Shares Outstanding	(259)	1,600
Class Ia
Shares sold	287,913	814,366
Shares issued for distributions reinvested	35,568	313,640
Shares redeemed	(463,536)	(666,437)
Net Increase (Decrease) in Shares Outstanding	(140,055)	461,569
Class Ya
Shares sold	2,650,548	5,235,374
Shares issued for distributions reinvested	222,060	1,714,087
Shares redeemed	(2,483,422)	(4,573,960)
Net Increase (Decrease) in Shares Outstanding	389,186	2,375,501

[a]During the period ended June 30, 2019, 220,966 Class Y shares representing $4,438,412 were exchanged for 220,755 Class I shares and during the period ended December 31, 2018, 715,558 Class Y shares representing $15,965,290 were exchanged for 715,163 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2019		Year Ended December 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.72	20.43	17.06	15.67	16.12	15.06
Investment Operations:
Investment income—net[a]	.06	.08	.10	.11	.12	.11
Net realized and unrealized gain (loss) on investments	3.01	(1.20)	4.07	1.61	.27	1.33
Total from Investment Operations	3.07	(1.12)	4.17	1.72	.39	1.44
Distributions:
Dividends from investment income—net	-	(.08)	(.10)	(.12)	(.11)	(.20)
Dividends from net realized gain on investments	(.31)	(2.51)	(.70)	(.21)	(.73)	(.18)
Total Distributions	(.31)	(2.59)	(.80)	(.33)	(.84)	(.38)
Net asset value, end of period	19.48	16.72	20.43	17.06	15.67	16.12
Total Return (%)[b]	18.42[c]	(5.78)	24.55	10.93	2.55	9.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09[d]	1.08	1.10	1.11	1.09	1.13
Ratio of net expenses to average net assets	1.09[d]	1.08	1.09	1.10	1.09	1.11
Ratio of net investment income to average net assets	.60[d]	.39	.52	.72	.69	.72
Portfolio Turnover Rate	29.80[c]	56.74	39.19	46.42	50.77	57.11
Net Assets, end of period ($ x 1,000)	4,580	3,866	4,220	3,204	3,064	2,262

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

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	Six Months Ended
	June 30, 2019	Year Ended December 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.85	20.66	17.28	15.89	16.35	15.22
Investment Operations:
Investment (loss)—net[a]	(.02)	(.09)	(.04)	(.01)	(.02)	(.00)[b]
Net realized and unrealized gain (loss) on investments	3.04	(1.21)	4.12	1.61	.29	1.33
Total from Investment Operations	3.02	(1.30)	4.08	1.60	.27	1.33
Distributions:
Dividends from investment income—net	-	-	-	-	-	(.02)
Dividends from net realized gain on investments	(.31)	(2.51)	(.70)	(.21)	(.73)	(.18)
Total Distributions	(.31)	(2.51)	(.70)	(.21)	(.73)	(.20)
Net asset value, end of period	19.56	16.85	20.66	17.28	15.89	16.35
Total Return (%)[c]	18.05[d]	(6.65)	23.71	10.03	1.76	8.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07[e]	2.05	1.98	1.95	1.93	2.05
Ratio of net expenses to average net assets	1.90[e]	1.90	1.84	1.86	1.87	1.89
Ratio of net investment (loss) to average net assets	(.21)[e]	(.42)	(.23)	(.05)	(.11)	(.00)[f]
Portfolio Turnover Rate	29.80[d]	56.74	39.19	46.42	50.77	57.11
Net Assets, end of period ($ x 1,000)	242	212	227	449	511	515

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amount represents less than .01%.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2019		Year Ended December 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	17.78	21.57	17.96	16.48	16.92	15.81
Investment Operations:
Investment income—net[a]	.09	.16	.16	.18	.18	.17
Net realized and unrealized gain (loss) on investments	3.21	(1.29)	4.30	1.68	.29	1.40
Total from Investment Operations	3.30	(1.13)	4.46	1.86	.47	1.57
Distributions:
Dividends from investment income—net	(.01)	(.15)	(.15)	(.17)	(.18)	(.28)
Dividends from net realized gain on investments	(.31)	(2.51)	(.70)	(.21)	(.73)	(.18)
Total Distributions	(.32)	(2.66)	(.85)	(.38)	(.91)	(.46)
Net asset value, end of period	20.76	17.78	21.57	17.96	16.48	16.92
Total Return (%)	18.63[b]	(5.54)	24.95	11.23	2.91	9.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.78	.79	.76	.75	.76
Ratio of net expenses to average net assets	.78[c]	.78	.79	.76	.75	.76
Ratio of net investment income to average net assets	.91[c]	.71	.82	1.17	1.03	1.05
Portfolio Turnover Rate	29.80[b]	56.74	39.19	46.42	50.77	57.11
Net Assets, end of period ($ x 1,000)	54,302	48,988	49,475	38,922	454,240	448,585

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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Six Months Ended
June 30, 2019		Year Ended December 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	17.76	21.56	17.95	16.48	16.35
Investment Operations:
Investment income—net[b]	.09	.16	.17	.17	.05
Net realized and unrealized gain (loss) on investments	3.22	(1.29)	4.31	1.69	.98
Total from Investment Operations	3.31	(1.13)	4.48	1.86	1.03
Distributions:
Dividends from investment income—net	(.02)	(.16)	(.17)	(.18)	(.17)
Dividends from net realized gain on investments	(.31)	(2.51)	(.70)	(.21)	(.73)
Total Distributions	(.33)	(2.67)	(.87)	(.39)	(.90)
Net asset value, end of period	20.74	17.76	21.56	17.95	16.48
Total Return (%)	18.69[c]	(5.55)	25.04	11.25	6.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[d]	.74	.76	.76	.75[d]
Ratio of net expenses to average net assets	.75[d]	.74	.76	.76	.75[d]
Ratio of net investment income to average net assets	.95[d]	.73	.85	1.02	1.14[d]
Portfolio Turnover Rate	29.80[c]	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	588,438	497,063	551,954	446,567	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Large Cap Equity Fund to BNY Mellon Large Cap Equity Fund and the Company changed its name from Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

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The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

22

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	646,049,300	-	-	646,049,300
Investment Companies	1,080,324	-	-	1,080,324

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2019, The Bank of

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

New York Mellon earned $2,427 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows: ordinary income $6,279,455 and long-term capital gains $67,179,999. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements.

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NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2019 was approximately $7,730 with a related weighted average annualized interest rate of 3.39%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2019 through May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after May 1, 2020 the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $186 during the period ended June 30, 2019.

During the period ended June 30, 2019, the Distributor retained $1,228 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2019, Class C shares were charged $863 pursuant to the Distribution Plan.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2019, Class A and Class C shares were charged $5,445 and $288, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2019, the fund was charged $6,750 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2019, the fund was charged $8,838 pursuant to the custody agreement.

During the period ended June 30, 2019, the fund was charged $4,090 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management

26

fees $367,781, Distribution Plan fees $149, Shareholder Services Plan fees $973, custodian fees $6,453, Chief Compliance Officer fees $2,347 and transfer agency fees $3,535, which are offset against an expense reimbursement currently in effect in the amount of $54.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2019, amounted to $191,892,541 and $182,095,054, respectively.

At June 30, 2019, accumulated net unrealized appreciation on investments was $189,608,998, consisting of $195,026,683 gross unrealized appreciation and $5,417,685 gross unrealized depreciation.

At June 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

28

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group in the two- and four-year periods), except for the one-year period when performance was slightly below the medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group median and slightly above the Expense Universe median.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were

30

determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Large Cap Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6535SA0619

BNY Mellon Large Cap Growth Fund

SEMIANNUAL REPORT June 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Large Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Large Cap Growth Fund (formerly, Dreyfus Large Cap Growth Fund), covering the six-month period from January 1, 2019 through June 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced a rally during the first several months of 2019, which was a welcome reprieve after the volatility observed in the fourth quarter of 2018. The recovery was stoked by comments made by the U.S. Federal Reserve (the “Fed”), indicating its willingness to slow the pace of interest-rate increases. Supportive central bank policy, a robust labor market, strong corporate fundamentals, and optimism regarding a possible resolution of the U.S.-China trade dispute buoyed the markets for much of the reporting period. However, in May, escalating trade tensions once again disrupted equity market progress, causing stock prices to pull back. The dip was short-lived, as markets rose once again in June. To end the period, the S&P 500 Index posted its best return for the first half of the year since 1997.

Fixed-income markets also benefited during the six months. Supportive policies from the Fed, as well as other global central banks, coupled with falling rates throughout the first half of the year, led to strong bond market returns. During its May meeting, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through June 30, 2019, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2019, BNY Mellon Large Cap Growth Fund’s (formerly, Dreyfus Large Cap Growth Fund) Class A shares achieved a total return of 21.04%, Class C shares returned 20.66%, Class I shares returned 21.29%, and Class Y shares returned 21.28%.1 In comparison, the Russell 1000® Growth Index (the “Index”), the fund’s benchmark, produced a total return of 21.49% for the same period.2

Large-cap stocks posted strong gains over the reporting period, in an environment of moderate growth and supportive central bank policies. The fund mildly underperformed the Index, primarily due to security selection shortfalls in the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase). The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging-market countries.

The fund’s investment philosophy is based on the premise that earnings growth is the primary determinant of long-term stock appreciation. With this in mind, the fund’s portfolio managers use an approach that combines top-down and bottom-up analysis, so stock selection and sector allocation are both factors in determining the fund’s holdings. Fundamental financial analysis is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

Markets Pivot on Central Bank Statements and Trade Policy

Equities rallied throughout much of the reporting period, recovering from the lows reached at the end of 2018. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as did the European Central Bank’s (ECB) announcement that it would provide additional stimulus to support the eurozone economy. China also revealed plans to stoke its slowing economic growth rate. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for interest-rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. A strong first-quarter corporate reporting season also worked to stoke investor risk appetites.

However, a challenging period soon ensued during the month of May. Renewed trade disputes between the U.S. and China caused equity markets to pull back. Investors became concerned about the negative effects decreased trade may have on economic growth. During its meeting in early May, the Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates. The ECB also indicated its intention to continue with further monetary easing. In the United Kingdom, continued political turmoil surrounding Brexit, and the resignation of Prime Minister Theresa May, was broadly shrugged off by investors, as markets reversed course in June and rallied through the end of the period.

According to the Russell family of indices, mid-cap stocks generally outperformed their large- and small-cap counterparts during the period.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Security Selections Constrain Fund Performance

The fund’s underperformance versus the Index was mainly the result of lagging returns in the consumer discretionary and information technology sectors. In the consumer discretionary sector, the fund’s performance was hurt by a position in Six Flags Entertainment, which experienced softer-than-expected first-quarter revenue due to lower-than-expected traffic through its parks. MGM Resorts International was also among the top detracting stocks, as the price fell during the reporting period over concerns regarding a slowing Chinese economy and an earnings report in April that fell below estimates. A position in Advance Auto Parts also weighed on results, as the company has been experiencing soft demand for its after-market auto parts. In information technology, a position in Nutanix detracted, as the stock struggled during the period due to issues with the company’s sales pipeline. In addition, a lack of exposure to strong performer PayPal Holdings provided a headwind to returns.

On the positive side, in the consumer staples sector, the fund’s position in Mondelez International was rewarded, as the company benefited from lower commodity costs and product price increases that improved its profitability. A position in Philip Morris International was also advantageous, as the stock rose on improved demand for its smokeless tobacco products and an improved pricing environment for its combustible cigarettes. In the industrials sector, industrial conglomerate Honeywell International added to performance, as increases to its aerospace and defense product order book helped boost the stock price. A lack of exposure to 3M also was rewarded, as were positions in Roper Technologies and Ingersoll-Rand. In the real estate sector, positions in Equinix and American Tower were also beneficial.

Constructively Positioned for Slow Growth

We are currently positioned for moderating growth within the U.S. economy, although we believe a recession is still more than 18 months away. We continue to favor growth names and have identified an ample number of investments meeting our criteria in high-growth areas of the market, such as information technology. We are also seeking stable growth companies in sectors such as consumer staples. It is our belief that commodity prices will remain range-bound for the foreseeable future, and we do not expect a definitive resolution to the U.S.-China trade dispute in the near term. We do expect that the Fed will maintain its accommodative policies, and that this will continue to support equity markets.

July 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through May 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Growth Fund from January 1, 2019 to June 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.30	$10.40	$4.94	$4.94
Ending value (after expenses)	$1,210.40	$1,206.60	$1,212.90	$1,212.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.76	$9.49	$4.51	$4.51
Ending value (after expenses)	$1,019.09	$1,015.37	$1,020.33	$1,020.33

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.8%
Banks - .8%
JPMorgan Chase & Co.	4,962		554,752
Capital Goods - 10.9%
Honeywell International	7,122		1,243,430
Illinois Tool Works	6,834		1,030,636
Ingersoll-Rand	13,635		1,727,145
Lockheed Martin	2,924		1,062,991
Roper Technologies	2,983		1,092,554
The Boeing	4,241		1,543,766
			7,700,522
Consumer Durables & Apparel - 1.8%
NIKE, Cl. B	14,716		1,235,408
Consumer Services - 2.1%
MGM Resorts International	29,450		841,386
Yum! Brands	6,008		664,905
			1,506,291
Diversified Financials - 2.9%
CME Group	3,790		735,677
MSCI	3,281		783,470
The Charles Schwab	12,447		500,245
			2,019,392
Energy - .4%
Diamondback Energy	2,843		309,802
Food & Staples Retailing - 1.0%
Costco Wholesale	2,600		687,076
Food, Beverage & Tobacco - 4.4%
Constellation Brands, Cl. A	3,259		641,827
Mondelez International, Cl. A	14,178		764,194
Monster Beverage	8,019	[a]	511,853
Philip Morris International	6,918		543,271
The Coca-Cola	12,290		625,807
			3,086,952
Health Care Equipment & Services - 4.1%
Abbott Laboratories	4,830		406,203
Align Technology	1,578	[a]	431,899
Boston Scientific	16,510	[a]	709,600
CVS Health	9,157		498,965
UnitedHealth Group	3,496		853,059
			2,899,726
Household & Personal Products - .3%
The Procter & Gamble	2,003		219,629

6

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Materials - 2.3%
Celanese	8,665		934,087
FMC	8,012		664,595
			1,598,682
Media & Entertainment - 12.3%
Alphabet, Cl. A	3,119	[a]	3,377,253
Charter Communications, Cl. A	885	[a]	349,734
Facebook, Cl. A	14,381	[a]	2,775,533
IAC/InterActiveCorp	1,595	[a]	346,960
Netflix	2,403	[a]	882,670
The Walt Disney	5,572		778,074
Twitter	3,787	[a]	132,166
			8,642,390
Pharmaceuticals Biotechnology & Life Sciences - 8.3%
AbbVie	9,190		668,297
Allergan	1,992		333,521
Amgen	1,965		362,110
Bristol-Myers Squibb	6,004		272,281
Exact Sciences	5,045	[a,b]	595,512
Gilead Sciences	7,614		514,402
Illumina	1,355	[a]	498,843
Johnson & Johnson	2,626		365,749
Merck & Co.	5,549		465,284
The Medicines	12,106	[a,b]	441,506
Thermo Fisher Scientific	2,512		737,724
Vertex Pharmaceuticals	3,304	[a]	605,888
			5,861,117
Real Estate - 2.3%
American Tower	4,996	[c]	1,021,432
Equinix	1,171	[c]	590,524
			1,611,956
Retailing - 10.3%
Advance Auto Parts	4,576		705,345
Amazon.com	2,297	[a]	4,349,668
Dollar Tree	7,702	[a]	827,118
Lowe's	4,810		485,377
The TJX Cos	16,218		857,608
			7,225,116
Semiconductors & Semiconductor Equipment - 4.9%
Advanced Micro Devices	26,887	[a,b]	816,558
Analog Devices	3,558		401,591
Applied Materials	11,629		522,258
Micron Technology	19,772	[a]	763,001

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
Semiconductors & Semiconductor Equipment - 4.9% (continued)
Taiwan Semiconductor Manufacturing, ADR		13,845		542,309
Texas Instruments		3,691		423,579
				3,469,296
Software & Services - 22.1%
Accenture, Cl. A		5,971		1,103,262
Adobe		3,405	[a]	1,003,283
Atlassian, Cl. A		6,528	[a]	854,124
Automatic Data Processing		2,504		413,986
Cadence Design Systems		5,161	[a]	365,450
Intuit		3,729		974,500
Mastercard, Cl. A		4,461		1,180,068
Microsoft		26,803		3,590,530
Proofpoint		3,244	[a]	390,091
salesforce.com		7,621	[a]	1,156,334
ServiceNow		3,529	[a]	968,958
Splunk		5,554	[a]	698,415
Square, Cl. A		4,394	[a,b]	318,697
Synopsys		2,880	[a]	370,627
Visa, Cl. A		12,574	[b]	2,182,218
				15,570,543
Technology Hardware & Equipment - 7.5%
Amphenol, Cl. A		6,389		612,961
Apple		15,305		3,029,166
CDW		3,280		364,080
Ciena		9,448	[a]	388,596
Keysight Technologies		4,622	[a]	415,102
Lumentum Holdings		8,708	[a,b]	465,094
				5,274,999
Transportation - 1.1%
Norfolk Southern		3,827		762,836
Total Common Stocks (cost $44,689,810)				70,236,485
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $427,665)	2.29	427,665	[d]	427,665

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $443,408)	2.29	443,408	[d]	443,408
Total Investments (cost $45,560,883)		101.0%		71,107,558
Liabilities, Less Cash and Receivables		(1.0%)		(725,016)
Net Assets		100.0%		70,382,542

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2019, the value of the fund’s securities on loan was $4,235,088 and the value of the collateral held by the fund was $4,280,298, consisting of cash collateral of $443,408 and U.S. Government & Agency securities valued at $3,836,890.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	34.5
Consumer Discretionary	14.2
Health Care	12.4
Communication Services	12.3
Industrials	12.0
Consumer Staples	5.7
Financials	3.7
Real Estate	2.3
Materials	2.3
Investment Companies	1.2
Energy	.4
101.0

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/18 ($)	Purchases ($)	Sales ($)	Value 6/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	708,469	5,386,414	5,667,218	427,665.6		5,420
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund	242,563	969,724	768,879	443,408.6		-
Total	951,032	6,356,138	6,436,097	871,073	1.2	5,420

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,235,088)—Note 1(b):
Unaffiliated issuers	44,689,810	70,236,485
Affiliated issuers	871,073	871,073
Receivable for investment securities sold		628,133
Dividends, interest and securities lending income receivable		57,189
Receivable for shares of Common Stock subscribed		623
Prepaid expenses		28,170
		71,821,673
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		45,624
Payable for investment securities purchased		639,206
Liability for securities on loan—Note 1(b)		443,408
Payable for shares of Common Stock redeemed		276,025
Directors fees and expenses payable		640
Accrued expenses		34,228
		1,439,131
Net Assets ($)		70,382,542
Composition of Net Assets ($):
Paid-in capital		44,159,294
Total distributable earnings (loss)		26,223,248
Net Assets ($)		70,382,542

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	17,013,358	1,790,849	31,860,695	19,717,640
Shares Outstanding	1,326,808	147,523	2,402,402	1,486,196
Net Asset Value Per Share ($)	12.82	12.14	13.26	13.27

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,709 foreign taxes withheld at source):
Unaffiliated issuers	399,686
Affiliated issuers	5,420
Income from securities lending—Note 1(b)	3,212
Total Income	408,318
Expenses:
Management fee—Note 3(a)	236,386
Shareholder servicing costs—Note 3(c)	41,206
Professional fees	40,340
Registration fees	30,811
Prospectus and shareholders’ reports	9,290
Distribution fees—Note 3(b)	6,577
Custodian fees—Note 3(c)	5,512
Directors’ fees and expenses—Note 3(d)	3,840
Loan commitment fees—Note 2	863
Miscellaneous	11,251
Total Expenses	386,076
Less—reduction in expenses due to undertaking—Note 3(a)	(51,292)
Net Expenses	334,784
Investment Income—Net	73,534
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,649,825
Net unrealized appreciation (depreciation) on investments	11,059,555
Net Realized and Unrealized Gain (Loss) on Investments	12,709,380
Net Increase in Net Assets Resulting from Operations	12,782,914

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations ($):
Investment income—net	73,534	116,163
Net realized gain (loss) on investments	1,649,825	3,645,652
Net unrealized appreciation (depreciation) on investments	11,059,555	(6,473,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,782,914	(2,711,768)
Distributions ($):
Distributions to shareholders:
Class A	(384,193)	(781,202)
Class C	(40,961)	(101,002)
Class I	(677,194)	(1,569,216)
Class Y	(419,908)	(1,026,136)
Total Distributions	(1,522,256)	(3,477,556)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,537,210	8,031,434
Class C	21,556	243,397
Class I	2,867,388	8,848,328
Class Y	1,206,084	3,807,630
Distributions reinvested:
Class A	358,248	736,457
Class C	21,885	57,457
Class I	672,125	1,548,334
Class Y	261,847	622,266
Cost of shares redeemed:
Class A	(3,307,130)	(3,173,236)
Class C	(208,168)	(564,010)
Class I	(3,890,972)	(7,632,605)
Class Y	(1,906,436)	(3,848,869)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,366,363)	8,676,583
Total Increase (Decrease) in Net Assets	9,894,295	2,487,259
Net Assets ($):
Beginning of Period	60,488,247	58,000,988
End of Period	70,382,542	60,488,247

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital Share Transactions (Shares):
Class A
Shares sold	210,932	643,443
Shares issued for distributions reinvested	29,655	66,575
Shares redeemed	(266,586)	(262,484)
Net Increase (Decrease) in Shares Outstanding	(25,999)	447,534
Class C
Shares sold	1,955	20,196
Shares issued for distributions reinvested	1,910	5,422
Shares redeemed	(18,125)	(45,944)
Net Increase (Decrease) in Shares Outstanding	(14,260)	(20,326)
Class Ia
Shares sold	234,170	676,374
Shares issued for distributions reinvested	53,813	135,002
Shares redeemed	(312,268)	(592,616)
Net Increase (Decrease) in Shares Outstanding	(24,285)	218,760
Class Ya
Shares sold	94,122	292,682
Shares issued for distributions reinvested	20,965	54,239
Shares redeemed	(150,304)	(309,055)
Net Increase (Decrease) in Shares Outstanding	(35,217)	37,866

[a]During the period ended June 30, 2019, 10,380 Class Y shares representing $133,352 were exchanged for 10,388 Class I shares and during the period ended December 31, 2018, 22,132 Class Y shares representing $297,075 were exchanged for 22,136 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2019	Year Ended December 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.83	11.87	9.55	9.00	8.84	8.96
Investment Operations:
Investment income—net[a]	.00[b]	.00[b]	.01	.04	.03	.01
Net realized and unrealized gain (loss) on investments	2.26	(.39)	2.71	.57	.28	1.28
Total from Investment Operations	2.26	(.39)	2.72	.61	.31	1.29
Distributions:
Dividends from investment income—net	-	(.00)[b]	(.02)	(.06)	(.04)	(.00)[b]
Dividends from net realized gain on investments	(.27)	(.65)	(.38)	-	(.11)	(1.41)
Total Distributions	(.27)	(.65)	(.40)	(.06)	(.15)	(1.41)
Net asset value, end of period	12.82	10.83	11.87	9.55	9.00	8.84
Total Return (%)[c]	21.04[d]	(3.40)	28.44	6.72	3.40	14.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33[e]	1.35	1.41	1.42	1.40	1.51
Ratio of net expenses to average net assets	1.15[e]	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	.05[e]	.02	.12	.41	.37	.12
Portfolio Turnover Rate	29.90[d]	68.61	48.04	40.65	63.87	91.53
Net Assets, end of period ($ x 1,000)	17,013	14,648	10,749	9,410	16,467	6,878

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2019	Year Ended December 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.30	11.41	9.24	8.73	8.60	8.82
Investment Operations:
Investment (loss)—net[a]	(.04)	(.09)	(.07)	(.03)	(.03)	(.05)
Net realized and unrealized gain (loss) on investments	2.15	(.37)	2.62	.54	.27	1.24
Total from Investment Operations	2.11	(.46)	2.55	.51	.24	1.19
Distributions:
Dividends from net realized gain on investments	(.27)	(.65)	(.38)	-	(.11)	(1.41)
Net asset value, end of period	12.14	10.30	11.41	9.24	8.73	8.60
Total Return (%)[b]	20.66[c]	(4.19)	27.56	5.84	2.71	13.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10[d]	2.13	2.16	2.21	2.20	2.29
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(.70)[d]	(.76)	(.61)	(.34)	(.38)	(.60)
Portfolio Turnover Rate	29.90[c]	68.61	48.04	40.65	63.87	91.53
Net Assets, end of period ($ x 1,000)	1,791	1,667	2,078	1,486	2,130	1,635

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

	Six Months Ended
	June 30, 2019	Year Ended December 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.19	12.24	9.82	9.23	9.07	9.16
Investment Operations:
Investment income—net[a]	.02	.03	.04	.06	.06	.03
Net realized and unrealized gain (loss) on investments	2.33	(.40)	2.79	.59	.27	1.32
Total from Investment Operations	2.35	(.37)	2.83	.65	.33	1.35
Distributions:
Dividends from investment income—net	(.01)	(.03)	(.03)	(.06)	(.06)	(.03)
Dividends from net realized gain on investments	(.27)	(.65)	(.38)	-	(.11)	(1.41)
Total Distributions	(.28)	(.68)	(.41)	(.06)	(.17)	(1.44)
Net asset value, end of period	13.26	11.19	12.24	9.82	9.23	9.07
Total Return (%)	21.29[b]	(3.29)	28.77	7.09	3.60	14.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[c]	1.08	1.14	1.16	1.10	1.15
Ratio of net expenses to average net assets	.90[c]	.90	.90	.90	.90	.90
Ratio of net investment income to average net assets	.31[c]	.25	.39	.65	.61	.32
Portfolio Turnover Rate	29.90[b]	68.61	48.04	40.65	63.87	91.53
Net Assets, end of period ($ x 1,000)	31,861	27,147	27,019	13,112	28,054	25,055

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2019	Year Ended December 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.19	12.24	9.82	9.23	8.74
Investment Operations:
Investment income—net[b]	.02	.03	.04	.06	.02
Net realized and unrealized gain (loss) on investments	2.34	(.40)	2.79	.59	.55
Total from Investment Operations	2.36	(.37)	2.83	.65	.57
Distributions:
Dividends from investment income—net	(.01)	(.03)	(.03)	(.06)	(.05)
Dividends from net realized gain on investments	(.27)	(.65)	(.38)	-	(.03)
Total Distributions	(.28)	(.68)	(.41)	(.06)	(.08)
Net asset value, end of period	13.27	11.19	12.24	9.82	9.23
Total Return (%)	21.28[c]	(3.20)	28.77	7.09	6.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[d]	1.02	1.07	1.10	2.36[d]
Ratio of net expenses to average net assets	.90[d]	.90	.90	.90	.90[d]
Ratio of net investment income to average net assets	.31[d]	.25	.39	.68	.69[d]
Portfolio Turnover Rate	29.90[c]	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	19,718	17,026	18,155	13,750	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Large Cap Growth Fund to BNY Mellon Large Cap Growth Fund and the Company changed its name from Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	70,236,485	-	-	70,236,485
Investment Companies	871,073	-	-	871,073

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2019, The Bank of New York Mellon earned $751 from lending portfolio securities, pursuant to the securities lending agreement.

22

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows: ordinary income $693,241 and long-term capital gains $2,784,315. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2019 the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2019 through May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after May 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $51,292 during the period ended June 30, 2019.

During the period ended June 30, 2019, the Distributor retained $810 from commissions earned on sales of the fund’s Class A shares and $100 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2019, Class C shares were charged $6,577 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June

24

30, 2019, Class A and Class C shares were charged $21,030 and $2,192, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2019, the fund was charged $5,782 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2019, the fund was charged $5,512 pursuant to the custody agreement.

During the period ended June 30, 2019, the fund was charged $4,090 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $40,116, Distribution Plan fees $1,095, Shareholder Services Plan fees $3,938, custodian fees $3,567, Chief Compliance Officer fees $2,347 and transfer agency fees $3,090, which are offset against an expense reimbursement currently in effect in the amount of $8,529.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2019, amounted to $20,054,855 and $22,622,979, respectively.

At June 30, 2019, accumulated net unrealized appreciation on investments was $25,546,675, consisting of $25,863,276 gross unrealized appreciation and $316,601 gross unrealized depreciation.

At June 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except the one- and two-year periods when performance was below the median, and below the Performance Universe median for all periods, except the five-year period when performance was above the median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median (lowest in the Expense Group) and slightly above the Expense Universe median.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit.

28

The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board expressed some concern about relative performance, especially that in recent periods and determined to closely monitor performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Large Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DAPAX Class C: DGTCX Class I: DAPIX Class Y: DLCGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6574SA0619

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      August 26, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      August 26, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)